THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made effective as of September 28, 2001, by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Lender"), ROYALE MIRAGE PARTNERS, L.P., a California limited partnership ("Borrower") and RAINTREE NORTH AMERICA RESORTS, INC., a Texas corporation ("Raintree").

                                   BACKGROUND

     A. Pursuant to the terms of a certain Loan and Security Agreement between Lender and Borrower dated October 20, 1999, as amended by (i) that certain First Amendment to Loan and Security Agreement dated March 31, 2000, and (ii) that certain Second Amendment to Loan and Security Agreement dated December 11, 2000 (as amended, the "Loan Agreement"), Borrower requested and Lender agreed, inter alia, to extend to Borrower certain credit facilities, subject to the terms and conditions set forth therein, up to a maximum aggregate amount of $28,000,000.00.

     B. Borrower has requested and Lender has agreed to amend the terms of the Loan Agreement in accordance with the terms and conditions of this Amendment.

     C. All capitalized terms not defined in this Amendment shall have the meanings set forth in the Loan Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties to this Amendment, intending to be legally bound hereby, agree as follows:

     1. Obligations of Borrower and Raintree. Pursuant to the terms of the Management Agreement, Raintree has assumed the authority and responsibility for and is performing all matters in connection with the Project Development and Operation (as such term is defined in the Management Agreement) and full control of and full financial and other responsibility for the Project (as such terms are defined in the Management Agreement), including without limitation, the performance of and compliance with all terms and covenants of the Textron Loan and other Project Loans (as such terms are defined in the Management Agreement). Raintree covenants and agrees to perform on behalf of Borrower all of Borrower's obligations hereunder and under the Loan Documents related to the Receivables Loan and further agrees that all references to Borrower herein and under the Loan Documents shall be deemed to be a reference to and an obligation of Raintree as if Raintree was the original borrower thereunder, provided that such reference or obligation relates to the Receivables Loan. For purposes of clarification,

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Raintree's obligations hereunder and under the Loan Documents related to the
Development Loan shall be as provided for under the Management Agreement and Raintree shall not be construed to have assumed the obligations and liabilities of Borrower with respect to the Development Loan unless otherwise expressly provided for under the Management Agreement. At the request of Lender, Raintree will execute and deliver to Lender an Amended and Restated Receivables Loan Note, in form and content acceptable to Lender, evidencing Raintree's obligations to Lender under the Receivables Loan.

     2. Additional Defined Terms. The following terms shall be added as additional defined terms to Section 1.1 of the Loan Agreement:

     "Affiliation Agreement. That certain Raintree Vacation Club Affiliation Agreement among Raintree Vacation Exchange LLC, Raintree, VOI Association and RCI Management, Inc. dated effective September 28, 2001.

     Joint Operating Agreement. That certain Joint Operating Agreement among Club Regina, S.A. de C.V. and Raintree Vacation Exchange LLC dated effective September 28, 2001.

     Master Collateral Assignment. An assignment in recordable form executed by Raintree in favor of Lender, a specimen form of which is attached hereto as Exhibit A, evidencing the assignment by Raintree of all Pledged Notes Receivable and related Vacation Ownership Interests.

     Mexican UDIs. Mexican Unidades de Inversion.

     Records Management Agreement. That certain Records Management Agreement among BNY Western Trust Company, Resort Communications, Inc., Raintree and the VOI Association dated effective September 28, 2001.

     Royale  Mirage.   Royale  Mirage  Partners,   L.P.,  a  California  limited
     partnership.

     Tri-Party Agreement. That certain Agreement among Lender, Raintree and Raintree Vacation Exchange, LLC.

     Trust Agreement. That certain Declaration of Covenants, Conditions and Restrictions and First Amended and Restated Agreement of Trust (Cimarron Trust) dated effective September 28, 2001 among Raintree North America Resorts, Inc., as First Beneficiary or Developer, BNY Western Trust Company, as successor in interest to U.S. Trust Company, National Association, as Trustee, and Cimarron Beneficial Interest Owners Association, as Association, as such agreement may be amended, restated or modified from time to time, pursuant to which the Trustee holds legal title to the Trust Property, as defined therein."

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     3. Deleted Terms and Sections.  The following  defined terms in Section 1.1 of the Loan Agreement and the following Sections and Articles of the Loan Agreement shall be and are hereby deleted and shall be of no further force or effect in the Agreement:

          3.1 Deleted Defined Terms. The deleted defined terms are as follows "Assigned Mortgage", "VOI Declaration" "High Season", "Low Season", "Peak Season", "Shoulder Season", "Eligible Pre-C.O. Note Receivable", "Pre-C.O. Borrowing Base", "Pre-C.O. Portion", and "Pre-C.O. Portion Draw Period".

          3.2 Deleted Sections. The deleted Sections are as follows: Sections 2.2, 7.46, 11.5, 11.6, 11.19, 16.1, 16.4, 16.17, 16.21, 16.22 and 16.25.

          3.3 Deleted Articles. The deleted Articles are as follows: Article 10.

          3.4 Assignment of Notes Receivables and Mortgages. In addition, all references to the defined term, "Assignment of Notes Receivable and Mortgages" will be amended and replaced with the defined term "Master Collateral Assignment" or the "Short Form" assignment, as defined therein .

     4. Amended Defined Terms. The following  defined terms set forth in Section
1.1 of the Loan Agreement shall be and are hereby amended to read, in its entirety, as follows:

     "Borrowing Base. The Borrowing Base will be equal to the Receivables Borrowing Base"

     "Eligible Notes Receivable. Those Pledged Notes Receivable which satisfy each of the following criteria:

          (i) Raintree is the sole payee;

          (ii) it arises from a bona fide sale by Raintree of one (1) or more Vacation Ownership Interests in the Resort;

          (iii) the Vacation Ownership Interest sale from which it arises has not been canceled by the Purchaser, any statutory or other applicable cancellation or rescission period has expired and the Vacation Ownership Interest sale is otherwise in total compliance with the terms and provisions of this Agreement and all of the other Loan Documents;

          (iv) it is secured by a properly executed Master Collateral Assignment or Short

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          Form Assignment and properly executed Vacation Owner Documents, together with UCC-1 Financing Statements, if required by Lender, and such sale has been properly recorded in accordance with the terms of the Records Management Agreement;

          (v) principal and interest payments on it are payable to Raintree in legal tender of the United States, provided however, that (a) up to twenty percent (20%) by number of all Eligible Notes Receivable may be payable in Mexican Nuevos Pesos, (b) up to forty percent (40%) by number of all Eligible Notes Receivable may be payable in Mexican UDIs, and (c) up to $11,600,000 of the aggregate outstanding principal balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable payable in Mexican UDIs;

          (vi) payments of principal and interest on it are due in equal monthly installments (or in such other amounts to fully cover principal and interest over the stated term of the Pledged Note Receivable);

          (vii) the Purchaser has made a minimum of (a) one payment under the terms of the Pledged Note Receivable payable in U.S. Dollars or Mexican Nuevos Pesos, and (b) three payments under the terms of the Pledged Note Receivable payable in Mexican UDIs;

          (viii) it shall have an original term of no more than sixty (60) months, payable in equal monthly installments of principal and interest (or in such other amounts to fully cover principal and interest over the stated term of the Pledged Note Receivable); provided however, that up to twenty-five percent (25%) of the aggregate outstanding balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable having an original term of more than sixty (60) months, but not more than eighty-four (84) months;

          (ix) a cash down payment and/or other cash payments have been received from the Purchaser in an amount equal to at least ten percent (10%) of the original purchase price of the related Vacation Ownership Interest, and the Purchaser thereafter shall have received no cash or other rebates of any kind which would cause the down payment to be less than ten percent (10%) of the total purchase price; (x) no monthly installment due with respect to the Pledged Note Receivable is more than thirty (30) days contractually past due as of the date of funding of the initial Advance under the Receivables Loan with respect to such Pledged Note Receivable, or more than sixty (60) days contractually past due thereafter;

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          Form Assignment and properly executed Vacation Owner Documents, together with UCC-1 Financing Statements, if required by Lender, and such sale has been properly recorded in accordance with the terms of the Records Management Agreement;

          (v) principal and interest payments on it are payable to Raintree in legal tender of the United States, provided however, that (a) up to twenty percent (20%) by number of all Eligible Notes Receivable may be payable in Mexican Nuevos Pesos, (b) up to forty percent (40%) by number of all Eligible Notes Receivable may be payable in Mexican UDIs, and (c) up to $11,600,000 of the aggregate outstanding principal balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable payable in Mexican UDIs;

          (vi) payments of principal and interest on it are due in equal monthly installments (or in such other amounts to fully cover principal and interest over the stated term of the Pledged Note Receivable);

          (vii) the Purchaser has made a minimum of (a) one payment under the terms of the Pledged Note Receivable payable in U.S. Dollars or Mexican Nuevos Pesos, and (b) three payments under the terms of the Pledged Note Receivable payable in Mexican UDIs;

          (viii) it shall have an original term of no more than sixty (60) months, payable in equal monthly installments of principal and interest (or in such other amounts to fully cover principal and interest over the stated term of the Pledged Note Receivable); provided however, that up to twenty-five percent (25%) of the aggregate outstanding balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable having an original term of more than sixty (60) months, but not more than eighty-four (84) months;

          (ix) a cash down payment and/or other cash payments have been received from the Purchaser in an amount equal to at least ten percent (10%) of the original purchase price of the related Vacation Ownership Interest, and the Purchaser thereafter shall have received no cash or other rebates of any kind which would cause the down payment to be less than ten percent (10%) of the total purchase price;

          (x) no monthly installment due with respect to the Pledged Note Receivable is more than thirty (30) days contractually past due as of the date of funding of the initial Advance under the Receivables Loan with respect to such Pledged Note Receivable, or more than sixty (60) days contractually past due thereafter;

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          (xi) the weighted average interest rate of all Eligible Notes
          Receivable payable in legal tender of the United States at any time shall be not less than thirteen percent (13.0%) per annum;

          (xii) the weighted average interest rate of all Eligible Notes Receivable payable in both Mexican Nuevos Pesos or Mexican UDIs at any time shall be not less than eighteen percent (18.0%) per annum;

          (xiii) the Purchaser of the related Vacation Ownership Interest has immediate use rights as specified in such Purchaser's Vacation Owner Documents, which Vacation Ownership Interest and related Units have been completed, developed and furnished in accordance with the specifications provided in the Purchaser's Vacation Owner Documents and the public offering statement (if any); and the Purchaser has, subject to the terms of the Declaration and Vacation Owner Documents, complete and unrestricted access to the related Vacation Ownership Interest, Units, Amenities, Common Areas and the Resort;

          (xiv) neither the Purchaser of the related Vacation Ownership Interest nor any other maker of the Note Receivable is an Affiliate of, personally related to or employed by Borrower or Raintree;

          (xv) to the best of Raintree's and Borrower's knowledge, the Purchaser or other obligor has no claim against Borrower or any Affiliate of Borrower, Raintree or any Affiliate of Raintree, and no defense, set-off or counterclaim exists with respect to the Note Receivable;

          (xvi) the maximum outstanding principal balance of such Note Receivable does not exceed US$25,000.00 (or the then equivalent in Mexican Nuevos Pesos or Mexican UDIs at the time of the Advance with respect to such Note Receivable), and total outstanding principal balance of all Notes Receivable executed by any one (1) obligor will not exceed US$50,000.00 (or the then equivalent in Mexican Nuevos Pesos or Mexican UDIs at the time of the Advance with respect to such Note Receivable), without the prior written approval of Lender;

          (xvii) (a) no more than seventy percent (70%) of the outstanding principal balance of all Eligible Notes Receivable may be executed by Mexican residents; provided however within such limitation, up to five percent (5%) of the outstanding principal balance of all Eligible Notes Receivable may be executed by non-Mexican, non- U.S. and non-Canadian residents; and (b) no less than thirty percent (30%) of the outstanding principal balance of all Eligible Notes Receivable may be executed by U.S. or Canadian residents, and (c) to the extent such outstanding principal balance of such Notes Receivable at any time exceeds such applicable limits, the excess amount of such Notes Receivable shall not

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          be considered Eligible Notes Receivables;

          (xviii) the original of the Note Receivable and all related consumer documents have been endorsed in the manner prescribed by Lender and delivered to Lender or its approved agent as provided in this Agreement, and the terms thereof and all instruments related thereto shall comply in all respects with all applicable federal and state statutes, ordinances, rules and regulations;

          (xix) the Unit in which the Vacation Ownership Interest being financed by the Note Receivable is located shall not be subject to any Lien which has not previously been consented to in writing by Lender;

          (xx) the form of promissory note, federal truth-in-lending disclosure statement, if any, or other applicable disclosure, purchase contract and all other documents and instruments corresponding to the Vacation Ownership Interest purchase transaction giving rise to such Note Receivable has been approved in advance by Lender in writing;

          (xxi) the Purchaser (a) is entitled to forty-five (45) consecutive years of specific use rights (commencing in 2001) each year expiring in the year 2046, which right shall be exercised for a seven (7) day period each year for such forty-five (45) year term, or (b) is entitled to twenty-three (23) biennial years of specific use rights (commencing in 2001) expiring in the year 2046, which shall be exercised for a seven (7) day period every alternate year for such term;

          (xxii) the Purchaser may not accelerate their usage in the Resort (provided, however, that certain Purchasers may elect certain Bonus Use, as defined in the Trust Agreement, provided that such Purchasers pay all additional maintenance fees and any and all other fees related to such accelerated usage);

          (xxiii) the Note Receivable is originated in connection with Vacation Owner Agreement and Borrower or Raintree has provided and/or caused all interest holders or lienholders which have mortgages encumbering the Resort or other agreements or amendments to their respective security documents which expressly state to Lender's satisfaction that such interest holders or lienholder may not disturb the use rights of any Purchaser pursuant to such Purchaser's Vacation Owner Agreement for so long as Purchaser is not in default pursuant to the terms of such Vacation Owner Documents;

          (xxiv) Lender is in possession of the executed original Notes Receivable endorsed by Raintree to Lender, along with the executed original Vacation Owner Agreement corresponding to such Notes Receivable; and

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          (xxv) any and all release payments required under the Development Loan pertaining to the Vacation Ownership Interest related to such Note Receivable have been paid in full by Borrower or Raintree.

          "Exchange Company. Raintree Vacation Exchange, LLC for Club Regina and any other reputable timeshare exchange company, acceptable to Lender "

          "Manager. RCI Management, Inc. or any replacement manager or Affiliate of Raintree approved by Lender"

          "Receivables Borrowing Base. An amount equal to the sum of (i) eighty percent (80%) of the aggregate remaining principal balance of each Mexican Nuevos Peso denominated Eligible Note Receivable executed by a Mexican resident, plus (ii) eighty-five percent (85%) of the aggregate remaining principal balance of each U.S. Dollar denominated Eligible Note Receivable executed by a Mexican resident, plus (iii) fifty percent (50%) of the aggregate remaining principal balance of each Mexican UDIs denominated Eligible Note Receivable executed by a Mexican resident, plus (iv) ninety percent (90%) of the aggregate remaining principal balance of each U.S. Dollar denominated Eligible Note Receivable executed by a U.S. or Canadian resident."

          "Receivables Loan Maturity Date. November 1, 2004."

          "Vacation Ownership Interest. A Second Beneficial Interest, as such term is defined in the Trust Agreement, together with RVC Memberships, as such term is defined in the Tri-Party Agreement.

          "VOI Association. Cimarron Beneficial Interest Owners Association, a California non-profit mutual benefit corporation."

          " Vacation Owner Agreement. The Contract of Purchase-Sale of a Membership pursuant to which the First Beneficiary, as defined in the Trust Agreement, sells a Vacation Ownership Interests to Purchasers."

          " Vacation Owner Documents. A Vacation Owner Agreement and all other documents executed or delivered in connection therewith"

     5. Incentive Fee. Section4.2 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "4.2. Incentive Fee. Borrower agrees to pay to Lender an aggregate


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          incentive fee of $157,000 in Phase I and Phase II. Such Incentive Fee
          is fully earned by Lender and shall be due and payable as follows:

          (a) $1,963.00 upon the sale, transfer or conveyance by Borrower or Raintree of any Unit into the Trust;

          (b) If not sooner paid, the remaining balance of the Incentive Fee is due and payable upon the occurrence of an Event of Default.

          Notwithstanding the foregoing, in the event that Borrower or Raintree repays in full the Development Loan and no Event of Default has occurred, neither Borrower nor Raintree shall be required to pay any further Incentive Fee thereafter.

     6. Principal Payments. Section 5.1(b) of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "(i). Principal. In addition to all other payments required under the Loan Documents, upon the sale, transfer or conveyance by Borrower or Raintree of any Unit into the Trust, Raintree shall make or cause the escrow or closing agent to make a principal reduction payment on the Development Loan in an amount equal to $289,952.00 per Unit (each, a "Release Payment" and collectively, the "Release Payments").

          The Release Payment may be adjusted by Lender at its discretion to provide that the Development Loan shall be paid in full upon the sale of 80% of the total Vacation Ownership Interests in Phase I and Phase II of the Project.

          (ii). In addition to paying such Release Payments, upon the sale, transfer or conveyance by Borrower or Raintree of any Unit into the Trust, Raintree shall also pay to Lender the Incentive Fee, as more particularly set forth in Section 4.2.

          (iii) Notwithstanding anything herein or elsewhere to the contrary, the aggregate principal reduction payments on the Development Loan received by Lender as Release Payments pursuant to Subsections 5.1(b)(i) and 5.1(b)(ii) above must equal the following amounts as of the


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following dates:

         Date                                  Aggregate Principal Reductions
     November 1, 2001                                $6,000,000.00
     November 1, 2002                               $12,000,000.00
     November 1, 2003                               $18,200,000.00

          To the extent such payments have not been made as a result of the Release Payments, Borrower or Raintree shall make such payments from other funds on the date set forth above."

     7. Return of Notes Receivable. Section 6.11 of the Loan Agreement shall be and is hereby amended to add that in the event that all Obligations under the Loan Documents are fully satisfied, then within a reasonable time thereafter, Lender shall endorse the Pledged Notes Receivable "Pay to the order of Raintree North America Resorts, Inc., without recourse," and deliver such Pledged Notes Receivable, together with any other nonrecourse reassignment documents requested and prepared by Raintree, at Raintree's sole cost and expense.

     8. Developer Subsidy. Section 7.47 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "7.47 Developer Subsidy. Prior to any Receivables Loan Advance, Lender shall have received evidence satisfactory to Lender that Raintree has agreed to pay any and all budget deficits of the Associations due and payable as of the date of such Receivables Loan Advance on terms and conditions acceptable to Lender."

     9. Approvals. Section 11.7 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "11.7 Approvals. Lender shall have received and approved evidence that
          (a) Borrower or Raintree has received the approval of all appropriate Governmental Agencies, including any applicable Mexican Governmental Agencies, for Raintree to offer the Units and Vacation Ownership Interests for sale; (b) Raintree has prepared and filed such documents necessary to annex the Units into the Trust; (c) Raintree has obtained such other approvals or permits necessary to create the Vacation Ownership


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          Interests and offer them for sale to the general public, including the manner of its public relations and advertising materials; (d) the Vacation Ownership Interests have been accepted into the exchange program managed by Raintree or its Affiliates; and (e) Borrower or Raintree has obtained any and all other applicable governmental permits, approvals, consents, licenses and certificates for the occupancy, and the intended use and operation of the Resort."

     10. Permits. Section 11.11 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "11.11. Permits. Lender shall have received and approved true, correct and complete copies of all applicable governmental permits, approvals, consents, licenses, and certificates for the establishment of the Resort as a condominium project in accordance with California law, the sale and marketing of Vacation Ownership Interests under Mexican law and for the occupancy and intended use and operation of the Resort under California and Mexican law, if applicable.

     11. Exchange Program. Section 11.17 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "11.17. Exchange Program. Lender shall have received and approved evidence that the Vacation Ownership Interests have been accepted into the exchange program managed by the Exchange Company."

     12. Sale of Vacation Ownership Interests. Section 16.2 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "16.2. Sale of Vacation Ownership Interests. With respect to the Project, Borrower and Raintree will sell or offer for sale Vacation Ownership Interests only in Phase I and Phase II. All sales will be made in compliance with all Legal Requirements, including any Legal Requirements under Mexican law. Before it sells or offers for sale Vacation Ownership Interests in any jurisdiction, Borrower or Raintree will promptly notify Lender and provide Lender with evidence satisfactory to Lender, that it has complied with all Legal Requirements of such jurisdiction governing its proposed conduct. The marketing, sale, offering for sale, rental, solicitation of Purchasers and financing of Vacation


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               Ownership Interests: (a) will not constitute the sale, or the offering for sale, of securities subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law applicable to such sale or offer for sale; (b) will not violate any land sales or consumer protection law, statute or regulation of the State or any other state or jurisdiction, including the country of Mexico, in which sales or solicitation activities occur; and (c) will not violate any consumer credit or usury statute of the State or any other state or jurisdiction, including the country of Mexico, in which sales or solicitation activities occur. All marketing and sales activities related to Vacation Ownership Interests are performed by Borrower or Raintree (or by a sales and marketing organization, acceptable to Lender, contracted with or employed by Borrower or Raintree), who is and shall remain properly licensed in accordance with Mexican and United States law and any other applicable laws.

     13. Indemnification of Lender. Raintree and Borrower, jointly and severally, agree to indemnify and hold harmless the Indemnified Lender Parties and to be bound by the indemnification provisions set forth in Section 17.22 of the Loan Agreement; provided however, Raintree's obligations hereunder shall not extend to any period prior to May 3, 2000, the effective date of the Management Agreement. In addition, Raintree and Borrower agree that the indemnification obligations set forth in Section 17.22 of the Loan Agreement shall also extend to any and all liabilities, claims, demands, losses, damages, cost and expenses related to Raintree's or Borrower's failure to perform its obligations under this Amendment, including without limitation, the obligations of Borrower and/or Raintree to timely satisfy the conditions set forth on Exhibit C attached hereto.

     14. Notices and Information. Raintree agrees to provide to Lender such notices and information as required under Sections 18.14 and 18.15 of the Loan Agreement that otherwise would be delivered to Lender by the Borrower. Lender agrees to provide to Raintree such notices and information as required under the Loan Agreement that otherwise would be delivered to Borrower by the Lender. Borrower consents to the delivery to Raintree of such notices and information.

     15. Marketing/Sales. Section 19.18 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "19.18. Marketing/Sales. Without the prior written consent of Lender (which consent shall not be unreasonably withheld or delayed after delivery of all required due diligence, including without limitation, sales and marketing documents, applicable licensure, permits and approvals, opinions of counsel, etc. as required by Lender), Raintree will not market, attempt to sell or sell or permit any sales or attempted sales of any

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          Vacation Ownership Interests in the United States. All marketing and sales of Vacation Ownership Interests will only occur in Mexico and will comply with the applicable laws and regulatory requirements in Mexico with respect to the marketing and sales of Vacation Ownership Interests.

     16. No Pre- C.O. Advances. Notwithstanding anything to the contrary contained in the Loan Agreement, Borrower, Raintree and Lender agree that the Lender shall have no obligation to make any Advances to Borrower under the Receivables Loan secured by and based upon Eligible Pre-C. O. Note Receivables and neither Borrower nor Raintree shall request such Advances at any time after the date hereof. Borrower, Raintree and Lender agree that the defined terms "Pre-C.O Borrowing Base", "Pre-C.O. Portion", "Pre-C.O. Portion Draw Period" and "Eligible Pre- C.O. Note Receivables" as used in the Loan Agreement shall be null and void and of no further force or effect.

     Except as provided on Schedule 1 attached hereto, Borrower and Raintree covenant and agree that all Eligible Pre-C.O. Note Receivables have been terminated or rescinded in accordance with the Legal Requirements and the aggregate amount of all Advances made by Lender to Borrower or Raintree during the Pre-C.O. Portion of the Receivables Loan will be deducted by Lender from the initial Receivables Loan Advance to be made by Lender after the date hereof and applied by Lender to repay Advances previously made by Lender to Borrower or Raintree during the Pre-C.O. Portion of the Receivables Loan. Raintree and Borrower further covenant and agree, jointly and severally, to indemnify and hold harmless the Indemnified Lender Parties from any liabilities, claims, demands, losses, damages, costs and expenses, actions or causes of actions of any and every kind or nature whatsoever asserted against or incurred by any one of them by reason of or arising out of or in any way related or attributable to any Advances to Borrower under the Receivables Loan secured by and based upon Eligible Pre- C.O. Note Receivables or any claims by Purchasers during the Pre-C.O. Portion of the Receivables Loan.

     17. Additional Collateral. Borrower and Raintree acknowledge and agree that the defined term "Collateral" shall have such meaning as provided in the Loan Agreement and the other Loan Documents and shall be amended to further include the following:

          (i) A first priority assignment against and lien against the proceeds from the Vacation Owner Agreement executed by Purchasers in favor of Borrower encumbering the Vacation Ownership Interests financed by the Notes Receivable, including a first priority assignment of Raintree's rights (exercisable following the occurrence of, and solely during the continuance of, an Event of Default hereunder) to cancel such Vacation Owner Agreement and to re-sell (or cause the resale of) the Vacation Ownership Interests relating to such Vacation Owner Agreement; and

          (ii) All of Raintree's rights, title and interest (but not obligations) as a beneficiary under the Trust Agreement with respect to all matters related to or affecting all present and future

          Vacation Owner Agreements and Vacation Ownership Interests assigned to Lender from time to time.

     18. Grant of Security Interest. To secure the payment and performance of the Obligations, Borrower and Raintree unconditionally and irrevocably assign, pledge and grant to Lender and ratify and confirm the prior assignment, pledge and grant to Lender of a continuing first priority security interest in and to the Collateral, as expanded as described in Section 17 above.

     19. Additional Reporting and Inventory Control. Raintree will deliver to Lender on a monthly basis, or as otherwise more frequently requested by Lender, a written sales report setting forth, among other things, (i) the sales made or required to be made by Raintree during such period, (ii) any payments made to Lender or other third parties in connection with such sales, (iii) that sales made to Purchasers and Vacation Ownership Interests held by Raintree are maintained at a 1.0 to 1.0 ratio, (iv) a reconciliation of membership percentage to interval ownership, (v) a detailed itemization of Vacation Ownership Interests sold during such period, and (vi) such other additional information or reporting as may be requested by Lender. Such report shall be in form and content acceptable to Lender and certified to be true and correct by the chief financial officer of Raintree and include any necessary footnote clarifications.

     20. Assessments. Raintree will or will cause Raintree Vacation Exchange LLC to segregate funds received from Purchasers and Members (as defined in the Affiliation Agreement) to be applied to the payment of assessments, maintenance fees or other operating expenses for the maintenance, repair and operation of the Resort. Raintree will or will cause Raintree Vacation Exchange LLC to deliver to Lender on a monthly basis, or as otherwise more frequently requested by Lender, a written report detailing the amounts held in such segregated fund, the budgeted and actual amounts of assessments, maintenance fees or other operating expenses to be paid with such funds and such other information as may be requested by Lender. Such report shall be in form and content acceptable to Lender and certified to be true and correct by the chief financial officer of Raintree.

     21. Escrow. At the request of Lender, Borrower and Raintree acknowledge and agree that any and all payments from the sale of any Vacation Ownership Interests received by Raintree or its agents and any assessments, maintenance fees or other operating expenses for the maintenance, repair and operation of the Resort collected by Borrower, Raintree or their agents and any other sums or the proceeds thereof that constitute Collateral for the Obligations will be forwarded to a lockbox maintained by Lender or for its account. At the request of Lender, Borrower and Raintree will promptly execute such agreements or documents as requested by Lender to evidence such agreement and will cause or direct any Purchaser, Member, the VOI Association or any of Borrower's or Raintree's agents to comply with such request.

     22. The Trust. Borrower and Raintree represent and warrant to Lender and covenant and agree with Lender as follows:

          (a) Raintree will not amend or permit the amendment of the Trust Agreement without the prior written consent of the Lender. Borrower or Raintree will not enter into any new trust agreements in any way related to any Vacation Ownership Interest now or hereafter created without the prior written consent of the Lender. Borrower and Raintree will cause all Units and Vacation Ownership Interests to be conveyed to the Trustee, subject to the terms of the Trust Agreement.

          (b) In the event that the Trustee resigns or is replaced for any reason as Trustee under the Trust Agreement, Borrower and Raintree agree that they will provide the Lender with at least ten (10) days' prior written notice before any replacement trustee is appointed by Borrower or Raintree pursuant to the terms of the Trust Agreement. Borrower and Raintree agree that any such replacement trustee must be reasonably acceptable to the Lender.


          (c) Borrower and Raintree agree to take any and all actions necessary to prevent any lien (other than liens in favor of the Lender or the Permitted Exceptions) from attaching to the legal or equitable ownership interest in any Vacation Ownership Interest subject to the Trust Agreement.

          (d) Borrower or Raintree shall obtain and maintain or cause the Trustee to obtain and maintain a fidelity bond or similar insurance in form, content and amount reasonably acceptable to Lender insuring the Trustee from any and all liability in any way related to or arising out of the Trust Agreement or any matters related thereto or to any property held by the Trustee pursuant to the Trust Agreement.

          (e) As to each Vacation Ownership Interest covered by each Vacation Owner Agreement, the Trustee pursuant to the terms of the Trust Agreement will have good title to and lawful right and full authority to convey the Vacation Ownership Interest to the Purchaser thereof. Such Vacation Ownership Interests are not subject to any lien or encumbrance except the lien in favor of the Lender and Permitted Exceptions.

          23. Sale of Vacation Ownership Interests. Borrower and Raintree represent and warrant that the marketing, sale, offering for sale, rental, solicitation of Purchasers or, if applicable, lessees, and financing of Vacation Ownership Interests by Borrower or Raintree (i) do not constitute the sale, or the offering of sale, of securities subject to the registration or other requirements of the Securities Act of 1933, as amended, or any applicable United States or Mexican securities law; (ii) do not violate the Timeshare Act or any other statute, ordinance, rule or regulation of Mexico or any other state or jurisdiction in which sales or solicitation activities occur; and (iii) do not violate any consumer credit or usury statute of Mexico, the United States or any other state or jurisdiction in which a Purchaser resides or in which sales or solicitation activities occur. All marketing and sales activities related to Vacation Ownership Interests are performed by Borrower or Raintree (or by a sales and marketing organization, acceptable to

Lender, contracted with or employed by Borrower or Raintree), who is and shall remain properly licensed in accordance with Mexican and United States law and any other applicable laws. If so required by applicable law, Raintree has registered the Resort to permit sales of Vacation Ownership Interests pursuant to applicable Mexican registration laws, and Borrower and Raintree have complied with all laws of the jurisdictions governing their conduct. Before Borrower or Raintree markets, offers for sale or sells Vacation Ownership Interests in any other jurisdictions, Borrower and Raintree will promptly notify Lender and provide Lender with evidence satisfactory to Lender that Borrower and Raintree have complied with all laws of such jurisdiction governing their proposed conduct.

     24. Registration Compliance. Borrower and Raintree shall at all times maintain or cause to be maintained all necessary registrations, current filings, consents, franchises, approvals, and exemption certificates, and Borrower and Raintree will make or pay, or cause to be made or paid, all registrations, declarations or fees with the applicable Mexican regulatory authorities and any other governmental agencies or departments thereof, whether in Mexico or another jurisdiction, required in connection with the Vacation Ownership Interests and the occupancy, use and operation thereof, the incorporation of Units into the timeshare plan established pursuant to the Declaration, and the sale, advertising, marketing, and offering for sale of Vacation Ownership Interests. All such registrations, filings and reports will be truthfully completed, and true and complete copies of such registrations, applications, consents, licenses, permits, franchises, approvals, exemption certificates, filings and reports will be delivered to the Lender upon request. Borrower or Raintree shall advise Lender of any material changes with respect to its marketing or sales programs in any jurisdiction, including jurisdictions other than Mexico, and at Lender's request from time to time, Borrower or Raintree shall deliver to Lender
(A) an opinion of counsel in form acceptable to Lender and rendered by counsel reasonably acceptable to Lender, stating that no such registration is necessary; or (B) such other evidence of compliance with applicable laws as Lender may require.


     25. Other Compliance. Borrower and Raintree will continue to comply, in all material respects, with all statutes, ordinances, rules and regulations of the United States, Mexico, and any other applicable federal, state and local statutes, ordinances, rules and regulations including, to the extent applicable, but not limited to the Legal Requirements and any Mexican law, statute, rule or regulation, or the law of any other jurisdiction (and the rules and regulations promulgated thereunder) relating to ownership, establishment or operation of the Collateral, or the sale, offering for sale, marketing or financing of Vacation Ownership Interests.

     26. Request for Advance. In addition to the other requirements set forth in the Loan Agreement, the obligation of Lender to make any Advance under the Receivables Loan shall be subject to the delivery by Borrower or Raintree of a Request for Advance, in form and substance attached hereto as Exhibit D, which will include, without limitation, the following:

          (a) the original of each Pledged Note Receivable (duly endorsed by Raintree to Lender); (ii) the original or, if not yet received, a true copy of each purchase contract (including addenda) relating to the Pledged Notes Receivable; (iii) originals or true copies of the related truth-in-lending disclosures or other applicable disclosure, if any, and, if required by Lender, loan applications, payment authorization agreements, the related Purchaser's acknowledgments, receipts, consents to closing, and exchange company applications, disclosures and materials and (iv) if required by Lender or under applicable law, evidence that proper notice of Borrower's or Raintree's pledge and assignment to Lender of the Pledged Notes Receivable and Vacation Ownership Interest has been delivered to and acknowledged by each consumer obligor; and

          (b) a Master Collateral Assignment or Short Form assignment of Pledged Notes Receivable and Vacation Ownership Interests, duly executed and in proper form for recording, assigning to Lender all of Borrower's or Raintree's right, title and interest in and to each such Pledged Note Receivable and Vacation Ownership Interests.

          (c) if required by Lender, UCC-1 Financing Statements duly executed and in proper form for filing with the appropriate offices.

     All Pledged Notes Receivable assigned to Lender must have evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required. The funding of the requested Advance, delivery of the Collateral and recording of the assignments or pledges, or any releases and the UCC financing statements, if any, may, in Lender's discretion, be effected by way of an escrow arrangement with a fiduciary selected by Lender, the form and substance of which shall be satisfactory to Lender.

     27. Additional Events of Default. The following subsections shall be added as additional "Events of Default" under Section 22 of the Loan Agreement:

          (a) The failure of Borrower or Raintree to perform or observe any obligations, covenants, agreements or warranties contained in this Amendment, the Loan Agreement, any of the other Loan Documents or the Trust Agreement and any applicable notice and cure periods have expired;

          (b) The Trustee breaches any of its duties under the Trust Agreement and any applicable notice and cure periods in the Trust Agreement have expired;

          (c) The Trust Agreement is terminated or amended without the prior approval of Lender.

          (d) BNY Western Trust Company resigns as Trustee, unless a substitute Trustee, acceptable to Lender, is obtained 30 days prior to such resignation.

          (e) Any judgment or order is rendered or entered against Trustee, in its capacity as trustee under the Trust Agreement, the appeal period for which has expired without any appeal being taken or if an appeal has been taken, such appeal has been denied; and Trustee has failed to comply in all respects with such judgment or order within thirty (30) days after it becomes final and no longer appealable.

          (f) Any event occurs which impairs the ability of Borrower, Raintree or the Trustee to perform the obligations they owe to any of the Purchasers, including without limitation, the obligation to convey title to Vacation Ownership Interests in accordance with the Vacation Owner Agreements.

          (g) If the Declaration, any of the other documents creating or governing the Resort, or any restrictive covenants with respect to the Resort, shall be terminated without Lender's prior written consent.

          (h) A default or an Event of Default occurs under the Records Management Agreement and any applicable notice and cure periods have expired.

          (i) A default or an Event of Default occurs under the Tri-Party Agreement and any applicable notice and cure periods have expired.

          (j) A default or an Event of Default occurs under the Affiliation Agreement and any applicable notice and cure periods have expired.

          (k) A default or an Event of Default occurs under the Joint Operating Agreement and any applicable notice and cure periods have expired.

     28. Additional Remedies. In addition to the remedies set forth in Section 23 of the Loan Agreement and in other sections of the Loan Documents, should an Event of Default occur, Lender may, take any one or more actions described in this Amendment or any of the other documents executed in connection herewith or given as security therefor, including without limitation, the Assignment of Property Rights, the Sales and Remarketing Agreement, the Tri-Party Agreement, the Proxy, the Trust Agreement, and any other rights and remedies available to Lender at law or in equity, including such rights and remedies available to Lender under the laws of Mexico.

     29. Additional Advances under the Receivables Loan. The obligation of Lender to enter into this Amendment and make any Advances under the Receivables Loan after the date hereof is subject to the satisfaction of Lender in its sole and absolute discretion of the conditions precedent set forth in the Loan Agreement and the conditions precedent to funding any Advances set forth on Exhibit B attached hereto. Borrower and Raintree agree that Borrower's or Raintree's failure to comply in

Lender's sole and absolute discretion with the conditions precedent set forth on Exhibit C attached hereto within the time periods specified thereon shall constitute an "Event of Default" under the Loan Agreement and Lender may, at its option, exercise such rights and remedies available to Lender under this Amendment, the Loan Agreement, the other Loan Documents, at law or in equity.

     30. Additional Documents; Further Assurances. Borrower and Raintree covenant and agree to execute and deliver to Lender, or to cause to be executed and delivered to Lender contemporaneously herewith, at the sole cost and expense of Borrower and Raintree, any and all other documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and information as Lender may require in connection with the matters or actions described herein. Borrower and Raintree further covenant and agree to execute and deliver to Lender or to cause to be executed and delivered at the sole cost and expense of Borrower and Raintree, from time to time, any and all other documents, agreements, statements, certificates and information as Lender shall request to evidence or effect the terms hereof or any of the other Loan Documents, or to enforce or to protect Lender's interest in the Collateral. All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Lender in its sole discretion.

     31. Protection of Collateral. Borrower and Raintree hereby authorize and appoint Lender as their attorney-in-fact, with full power of substitution, to take such actions as Lender may deem advisable to protect the Collateral and its interests thereon and its rights thereunder, to execute on the Borrower's or Raintree's behalf and file at Borrower's and Raintree's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Lender to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on the Borrower's and Raintree's behalf such other documents and notices as Lender may deem advisable to protect the Collateral and its interests therein and its rights thereunder. Such power, being coupled with an interest, is irrevocable.

32. Challenges to Enforcement. Borrower and Raintree acknowledge and agree that they do not have any defense, setoff, counterclaim or challenge against the payment of any sums owing under the Loan Documents or the enforcement of any of the terms and conditions of the Loan Documents.

     33. Confirmation of Collateral. Nothing contained in this Amendment shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents or any obligations under the Loan Documents, or a waiver by Lender of any of its rights under the Loan Documents, at law or in equity. Notwithstanding anything to the contrary contained in the Management Agreement, all liens, security interest, rights and remedies granted to the Lender herein and under the Loan Documents are hereby ratified, confirmed and continued.

     34. Representations and Warranties of Royale Mirage. Royale Mirage represents and warrants, which representations and warranties shall survive until all obligations owed to

Lender under the Loan Documents are paid and satisfied in full, as follows:

               (a) All representations and warranties of Royale Mirage set forth in the Loan Documents are true and complete as of the date hereof.

               (b) No condition or event exists or has occurred which would constitute a Default or an Event of Default under the Loan Documents.

               (c) The execution of this Amendment by Royale Mirage and all documents or agreements to be executed or delivered pursuant to the terms of this Amendment:

                    (i) have been duly  authorized  by all  requisite  action of
               Royale Mirage;

                    (ii) will not conflict with or result in the breach of or
               constitute a default (upon the passage of time, delivery of notice or both) under Royale Mirage's formation and governing documents or under any applicable statute, law, rules, regulation or ordinance, or any indenture, mortgage, loan or other document or agreement to which Royale Mirage is a party or by which Royale Mirage may be bound or affected; and

                    (iii) will not result in the creation or imposition of any additional lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Royale Mirage, except liens in favor of the Lender.

     35. Representations and Warranties of Raintree. Raintree represents and warrants, which representations and warranties shall survive until all obligations owed to Lender under the Loan Documents are paid and satisfied in full, as follows:

               (a) The execution of this Amendment by Raintree and all documents or agreements to be executed or delivered pursuant to the terms of this Amendment:

                    (i) have been duly  authorized  by all  requisite  action of
               Raintree;

                    (ii) will not conflict with or result in the breach of or
               constitute a default (upon the passage of time, delivery of notice or both) under Raintree's formation and governing documents or under any applicable statute, law, rules, regulation or ordinance, or any indenture, mortgage, loan or other document or agreement to which Raintree is a party or by which Raintree may be bound or affected; and

                    (iii) will not result in the creation or imposition of any additional lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Raintree, except liens in favor of the Lender.

               (b) The federal taxpayer's identification number of Raintree is 76-0658292.

               (c) Raintree has entered into valid and binding agreements of sale, pursuant to which Raintree has sold a total of six hundred ninety-two (692) Vacation Ownership Interests. All of such sales of Vacation Ownership Interests have been in compliance with all applicable statutes, laws, rules , regulations and other legal requirements. Attached hereto as Exhibit E is a list describing all of such sales, which list is accurate and complete and includes all footnote clarifications.

     36. Certain Fees, Costs, Expenses and Expenditures. Borrower and Raintree will be responsible for all of Lender's expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the terms and transactions contemplated under this Amendment, including without limitation, fees, disbursements, expenses and costs of counsel retained by Lender, all fees related to filings, recording of documents and searches, whether or not the transactions contemplated under this Amendment are consummated; provided however, all of such expenses shall be paid from proceeds of the Loan.

     37. Release. Borrower and Raintree acknowledge and agree that they have no claims, suits or causes of action against Lender and hereby remise, release and forever discharge Lender, its officers, directors, shareholders, representatives and their successors and assigns, from any claims, suits or causes of action whatsoever, in law or in equity, which Borrower or Raintree may have against them at any time up to and including the date of this Amendment.


     38. No Waiver. Nothing contained in this Amendment shall be deemed to be a waiver, release or amendment of or to any rights, remedies or privileges afforded to Lender under the Loan Documents or under the Uniform Commercial Code. Nothing contained in this Amendment shall constitute a waiver by Lender of Borrower's or Raintree's compliance with the terms of the Loan Documents, nor shall anything contained in this Amendment constitute an agreement by Lender to enter into any further amendments with Borrower or Raintree.

     39. Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the other Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent with this Amendment shall remain in full force and effect and are hereby ratified and confirmed by Borrower and Raintree.

     40. Construction. All references to the Loan Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

     41. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     42. Governing Law. This Amendment shall be governed as to the validity, interpretation, construction, enforcement and in all other respects by the law of the State of Rhode Island, without regard to its rules and principles regarding conflicts of laws or any rule or cannon of construction which interprets agreements against the draftsman. Notwithstanding anything to the contrary provided herein or in any of the other Loan Documents, Borrower and Raintree expressly waive any and all claims to jurisdiction in Mexico or any other states in the United States other than the State of Rhode Island.

     43. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original without the production of any other counterpart.

44. Severability. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity and unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

     45. Headings. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

     46. Litigation. To the fullest extent not prohibited by applicable law which cannot be waived, each of the Borrower, Raintree and Lender hereby knowingly waives any and all right to a trial by jury in any action or proceeding to enforce or defend or clarify any right, power, remedy or defense arising out of or related to this Amendment, the other Loan Documents, or the transactions contemplated herein or therein, whether sounding in tort or contract or otherwise, or with respect to any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party; and each agrees that any such action or proceeding shall be tried before a judge and not before a jury. Each of the Borrower, Raintree and Lender further waives any right to seek to consolidate any such litigation in which a jury trial has been waived with any other litigation in which a jury trial cannot or has not been waived. Further, the Borrower and Raintree hereby certify that no representative or agent of Lender, nor Lender's counsel, has represented, expressly or otherwise, that Lender would not in the event of such litigation, seek to enforce this waiver of right to jury trial provision. The Borrower and Raintree acknowledge that the provisions of this section are a material inducement to Lender's agreement to enter into this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                                      ROYALE MIRAGE PARTNERS, L.P., a California limited partnership

                                      By: RAINTREE NORTH AMERICA
                                      RESORTS, INC., a Texas corporation, by
                                      Power of Attorney

                                  By:  /S/ Brian Tucker
                                       --------------------

Witness: Bea Robertson            Name/Title:  Brian Tucker - Vice President
         -------------                         -----------------------------

                                      RAINTREE NORTH AMERICA RESORTS,
                                      INC., a Texas corporation

                                  By:  /S/ Brian Tucker
                                       --------------------

Witness: Bea Robertson            Name/Title:  Brian Tucker  - Vice President
         -------------                         ------------------------------

                                      TEXTRON FINANCIAL CORPORATION, a
                                      Delaware corporation

                                   By: /S/ John T. Dannibale
                                       -----------------------

                                  Name/Title: John T. Dannibale - Vice President
                                             -----------------------------------

                                    EXHIBIT B

                         CONDITIONS PRECEDENT TO FUNDING

     (a) Amendment Documents. Borrower, Raintree and all other required persons and entities will have executed and delivered to Lender this Amendment and such other documents as Lender may require.

     (b) Representations and Warranties. All representations and warranties of Borrower and Raintree as set forth in the Loan Documents, as amended hereby, will be true at and as of the date hereof.

     (c) No Default. No condition or event shall exist or have occurred which would constitute a Default or an Event of Default hereunder.

     (d) Delivery of Other Documents. The following documents shall have been delivered by or on behalf of Borrower and Raintree to Lender and shall be in form and content acceptable to Lender in its sole and absolute discretion:

          (i) Trust Agreement. Borrower or Raintree shall deliver or cause to be delivered to Lender, a fully executed and recorded copy of the Trust Agreement.

          (ii) Records Management Agreement. Borrower or Raintree shall deliver or cause to be delivered to Lender, a fully executed copy of the Records Management Agreement.

          (iii) Evidence of Conveyance of Sufficient Units to Trust. Borrower or Raintree shall deliver to Lender evidence that certain additional Units have been conveyed by Borrower to the Trust to provide sufficient inventory for the sale by Borrower or Raintree of Vacation Ownership Interests to Purchasers.

          (iv) Sale Documents. Raintree shall deliver to Lender the originals of all promissory notes executed in connection with the financed sales described on Exhibit D, which notes are endorsed by Raintree to the order of Lender. Raintree shall also deliver to Lender the originals of all other documents executed in connection with such sales to be held by Lender as collateral security for the Obligations under the Loan Agreement.

          (v) Escrow Disbursement Instructions. Lender shall receive a Form of Escrow Disbursement Instructions and Form of Deed to be used for each conveyance of a Unit into the Trust.

          (vi) Release Payments. Lender shall receive from Raintree a certain sum in an amount acceptable to Lender, which shall be used to pay the balance of the Release Payments due with respect to the Units being released from Lender's lien and conveyed into the Trust.

          (vii) Notice of Intention. Borrower or Raintree shall deliver or cause to be delivered to Lender, a copy of the Notice of Intention filed with the Division with respect to the Project.

          (viii) Master Collateral Assignment. Lender shall receive from Raintree a fully executed Master Collateral Assignment, pursuant to which Raintree assigns as security for the Obligations under the Loan Agreement all of the Pledged Notes Receivable and collateral documents.

          (ix) UCC-1 Financing Statements. Lender shall receive from Raintree such duly executed UCC-1 financing statements as may be required by Lender to perfect its security interest in the Pledged Notes Receivable and related collateral. Lender is hereby authorized by Raintree to execute such UCC-1 financing statements on behalf of Raintree, if necessary, and to record such UCC-1 financing statements with or without the signature of Raintree, as Lender may deem advisable.

          (x) Assignment of Property Rights. Lender shall have received a duly executed Assignment of Property Rights from Raintree collaterally assigning to Lender Raintree's first beneficiary rights under the Trust Agreement, together with an executed Consent and Agreement of the trustee and association who are parties to such Trust Agreement.

          (xi) Lockbox and Servicing Agreements. Lender shall have received a duly executed Lockbox Agreement and Servicing Agreement, executed by a third party servicer and lockbox bank, acceptable to Lender, establishing a mechanism acceptable to Lender for the collection of payments with respect to the Pledged Notes Receivable, including all credit card debits and other electronic debit payments for sales to Mexican and U.S. resident Purchasers.

          (xii) Opinions of Counsel. Borrower or Raintree shall deliver or cause to be delivered to Lender, opinions of counsel from Borrower's general U.S. counsels and local Mexican counsel.


          (xiii) Project Documents. Borrower or Raintree shall deliver or cause to be delivered to Lender, any and all project documents, including without limitation, a recorded copy of the Amended and Restated Condominium Declaration, evidence of termination or lapse of the

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     conditional  Public Report,  the First  Amendment to Management  Agreement,
     Affiliation Agreement, Joint Operating Agreement, the Mercantile Commission Agreement and the Services Contract.

          (xiv) Cancellation of Pre-Sales. Borrower or Raintree shall deliver or cause to be delivered to Lender, evidence that all of the Eligible Pre-C.O. Notes Receivable have been canceled and are of no further force or effect and neither Borrower nor Raintree is obligated to any Purchaser with respect to such Eligible Pre-C.O. Notes Receivable and such Purchasers have received a refund of any payments made by such Purchasers as required under applicable law.

          (xv) Confirmation of Custodian. Lender shall receive from Resort Communications, Inc. written confirmation addressed to Lender confirming that the Pledged Notes Receivable have been pledged by Raintree to Lender and that such pledge has been reflected in the records of Resort Communications, Inc. in accordance with the terms of the Records Management Agreement.

          (xvi) Consents. Borrower or Raintree shall deliver or cause to be delivered to Lender fully executed Consents of OB Sports LLC and Cimarron Golf Club, LLC.

          (xvii) PROFECO Filing. Borrower or Raintree shall deliver or cause to be delivered to Lender, evidence satisfactory to Lender that Raintree is not obligated to amend or restate its filings with the Procuraduria Federal del Consumidor in Mexico.

          (xviii) Sales Reports. Borrower or Raintree shall deliver or cause to be delivered to Lender, a copy of the quarterly sales report prepared by Arthur Anderson for the period ending March 31, 2001, detailing the sales of all unsold Vacation Ownership Interests for the period covered thereby, together with all Vacation Ownership Interests sales made by Borrower which have been canceled during such period.

          (xix) Proxy. Borrower or Raintree shall deliver or cause to be delivered to Lender a proxy regarding Borrower's voting and other rights regarding the VOI Association.

          (xx) Evidence of Insurance. Raintree shall deliver or cause to be delivered to Lender evidence of insurance for insurance coverages maintained by Raintree, Borrower and the VOI Association.

          (xxi) Organizational Documents. Raintree shall deliver or cause to be delivered to Lender the organizational documents of Raintree, Borrower, BNY Western Trust Company and the VOI Association and good standing certificates for each state in which such entities conduct business.

          (xxii) Authorizing Resolutions. Borrower or Raintree shall deliver or cause to be delivered to Lender copies of the authorizing resolutions of Borrower and Raintree.

          (xxiii) Limited Subsidy Agreement. Borrower or Raintree shall deliver or cause to be delivered to Lender, a copy of the fully executed Limited Subsidy Agreement executed by Raintree for the Project. In addition, Raintree shall deliver or cause to be delivered to Lender evidence of the budgeted and actual amounts held in escrow of assessment fees collected from Purchasers.

          (xxiv) Operating Contracts. Borrower or Raintree shall deliver or cause to be delivered to Lender, copies of each of the fully executed Operating Contracts for the Project.

          (xxv) IVA Issues. Borrower or Raintree shall deliver or cause to be delivered to Lender evidence that Borrower or Raintree has complied with all applicable IVA and other tax issues related to Borrower, Raintree, the operation of the Project, and the marketing and sales of Vacation Ownership Interests.

          (xxvi) Searches. Borrower or Raintree shall deliver or cause to be delivered to Lender business searches, including without limitation, UCC-1, judgment, lien and pending litigation searches performed against Borrower, Raintree, the Associations and Raintree Vacation Exchange, LLC.

          (xxvii) Title Insurance. Borrower or Raintree shall deliver or cause to be delivered to Lender a commitment for title insurance in an amount acceptable to Lender.

     (d) Costs and Expenses. Raintree will pay all of Lender's expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment, including without limitation, fees, disbursements, expenses and costs of counsel retained by Lender.

     (e) Other. Borrower or Raintree shall deliver or cause to be delivered to Lender all other documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and information as Lender may require in its sole and absolute discretion.

                                    EXHIBIT C

                            POST- CLOSING CONDITIONS

          (a) Sale Documents. On or before October 30, 2001, Borrower or Raintree shall deliver or cause to be delivered to Lender, a complete set of Vacation Owner Documents to be executed by each Purchaser of a Vacation Ownership Interest, including without limitation, a Form of Pledge Note Receivable, Vacation Owner Agreement, Truth-In-Lending Disclosure, UCC-1 Financing Statements, Club Regina Membership Documents, and any other documents to be executed by a Purchaser in connection with the purchase of a Vacation Ownership Interest, which will be implemented and used by Raintree in their marketing and sales of Vacation Ownership Interest on or before November 20, 2002.

          (b) Notice of Intention. On or before January 30, 2002, Borrower or Raintree shall deliver or cause to be delivered to Lender, that Borrower or Raintree has satisfied any and all requirements, inquiries and request for information received from the Division in connection with the filing of the Notice of Intention by Borrower or Raintree with respect to the Project.

          (c) Lockbox Agreement. On or before November 16, 2001, Lender shall have received a duly executed Lockbox Agreement, executed by a third party servicer and lockbox bank, acceptable to Lender, establishing a mechanism acceptable to Lender for the collection of payments with respect to the Pledged Notes Receivable, including all credit card debits and other electronic debit payments for sales to Mexican resident Purchasers.

          (d) Opinions of Counsel. On or before November 16, 2001, Borrower or Raintree shall deliver or cause to be delivered to Lender, opinions of counsel from Borrower's general U.S. counsels and local Mexican counsel.

          (e) Searches. On or before October 15, 2001, Raintree shall deliver or cause to be delivered to Lender searches performed against Raintree, Borrower and the Association.

          (f) Good Standing Certificates. On or before October 15, 2001, Raintree shall deliver or cause to be delivered to Lender good standing certificates for Raintree, Borrower, BNY Western Trust Company and the Association for all jurisdictions in which such entities conduct business.

          (g) OB/CGC Documents. On or before November 2, 2001, Raintree shall deliver or cause to be delivered to Lender certain amendments and other agreements among Borrower, Raintree, OB Sports, LLC. and Cimarron Golf Club, LLC evidencing their agreement to amend certain terms and provisions of the Irrevocable License, Royale Mirage Agreement (re: golf course development) and certain other agreements among such parties as required by Borrower or Raintree to conform with the transactions hereunder.

          (h) Development Agreement. On or before December 5, 2001, Raintree shall deliver or cause to be delivered to Lender a fully executed Amendment to the Development Agreement among Borrower and the Town of Cathedral City.

          (i) Dissolution of Timeshare Association. On or before November 2, 2001, Raintree shall deliver or cause to be delivered evidence of termination of the existing timeshare association and timeshare declaration.

          (j) Mercantile Commission Agreement. On or before October 12, 2001, Raintree shall deliver or cause to be delivered to Lender a fully executed Assignment in favor of Lender of Raintree's right, title and interest under the Mercantile Commission Agreement between Raintree and Corporacion Mexitur, S. DE R.L. DE C.V. In addition, on or before October 26, 2001, Raintree shall deliver or cause to be delivered to Lender a fully executed Amendment to the Mercantile Commission Agreement between Raintree and Corporacion Mexitur, S. DE R.L. DE C.V.

          (k) Services Contract. On or before October 12, 2001, Raintree shall deliver or cause to be delivered to Lender a fully executed Assignment in favor of Lender of Raintree's right, title and interest under the Services Contract between Raintree and Servicios Turisticos Integrales Cobamex, S. DE R.L. DE C.V. In addition, on or before October 26, 2001, Raintree shall deliver or cause to be delivered to Lender a fully executed Amendment to the Services Contract between Raintree and Servicios Turisticos Integrales Cobamex, S. DE R.L. DE C.V.

          (l) Amended and Restated Condominium Plan. On or before November 16, 2001, Raintree shall deliver or cause to be delivered to Lender a recorded copy of the Amended and Restated Condominium Plan for the Project.

          (m) Fourth Amendment to Loan and Security Agreement. If required by Lender, Borrower and Raintree shall execute and deliver to Lender a Fourth Amendment and Security Agreement and any and all other ancillary amendment documents.

          (n) Other. Borrower or Raintree shall deliver or cause to be delivered to Lender all other documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and information as Lender may require in its sole and absolute discretion.